CREDIT FACILITY AND OTHER LOANS	12 Months Ended
Dec. 31, 2023
Debt Disclosure [Abstract]
CREDIT FACILITY AND OTHER LOANS
NOTE 14 – CREDIT FACILITY AND OTHER LOANS
Credit facility and other loans consisted of the following at December 31, 2023 and December 31, 2022, in thousand:

	December 31, 2023	December 31, 2022
SAC Leasing G280 LLC credit facility, 12.5% interest, net of deposits	$27,750	$4,500
Less discounts	(376)	(330)
Total credit facility, net of discount	$27,374	4,170
SAC Leasing G280 LLC Line of credit
During the year ended December 31, 2022, the Company executed a series of purchase agreements with Gulfstream Aerospace, LP for the acquisition of four (4) Gulfstream G-280 aircraft for total consideration of $79.0 million with expected deliveries in 2024 and 2025, of which an aggregate amount of $30.0 million was funded and paid as of December 31, 2023, partially through a credit facility from SAC leasing G 280.
During the year ended December 31, 2023, the Company paid an additional $3.0 million towards the purchase agreements and funded an additional $24.0 million through the SAC Leasing G280 credit facility. During the year ended December 31, 2022, the Company funded an aggregate amount of $12 million, of which $4.5 million was funded through a credit facility from SAC leasing and $7.5 million was paid in cash.
During the year ended December 31, 2023, the Company increased its SAC leasing G280 line of credit by $24.0 million offset by a deposit funded in the amount of $750 thousand, which brings the carrying balance at $27.75 million as of December 31, 2023.
The Company incurred $548 thousand and $357 thousand of incremental closing costs, which are reported as debt discount against the liability in the consolidated balance sheets as of December 31, 2023, and December 31, 2022, respectively.
During the year ended December 31, 2023 and 2022, the Company amortized to interest expense $146 thousand and $27 thousand of debt discount, respectively.
The maturity date is the earlier of the delivery date of the aircraft or September 14, 2025, which is thirty-five (35) months from the date of funding. The purchase agreement contracts were assigned to SAC G280 LLC as collateral on this credit facility.
During the year ended December 31, 2023 and 2022, the Company incurred approximately $2.17 million and $65 thousand of interest under this facility, respectively.
The Company entered into the pre-delivery payment agreement on October 5, 2022, with SAC Leasing G280, LLC to obtain loans in the aggregate amount of $40.5 million for the purchase of four (4) Gulfstream G280 aircraft to be delivered in 2024 and 2025. The Board of Directors consented to the participation of Coastal States Bank, as a syndicate lender in the financing of additional aircraft by SAC Leasing G280 LLC. On August 25, 2023, the Company and SAC Leasing V280, LLC entered into the first amendment to pre-delivery payment agreement. As of December 31, 2023, the Company had an aggregate amount of $28.5 million in promissory notes, of which 60% was sole to Coastal States Bank pursuant to the first amendment.